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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
                                   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported) November 15, 2005

POWER2SHIP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25753	87-0449667
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

903 Clint Moore Road, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	561-998-7557

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.
below):

☐ ☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 15, 2005, Power2Ship, Inc. (the “Company”) entered into an engagement agreement with Punk, Ziegel & Company (“Punk, Ziegel”) to be the Company’s sole and exclusive financial advisor for a term of twelve months. In that regard, Punk, Ziegel will assist the Company in identifying, analyzing and structuring suitable business opportunities. Punk, Ziegel, founded in 1990, is a full service, specialty investment bank focused on the technology and life sciences industries.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements

None.

(b)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER2SHIP, INC.

Date: November 16, 2005	By: /s/ Richard Hersh
Richard Hersh, Chief Executive Officer